UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): December 31, 2008


                           EASTGROUP PROPERTIES, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Maryland                      1-07094                  13-2711135
          --------                      -------                  ----------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

              190 East Capitol Street, Suite 400, Jackson, MS 39201
              -----------------------------------------------------
          (Address of Principal Executive Offices, including zip code)

                                 (601) 354-3555
                                 --------------
              (Registrant's telephone number, including area code)

        300 One Jackson Place, 188 East Capitol Street, Jackson, MS 39201
        -----------------------------------------------------------------
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 31, 2008, EastGroup Properties, Inc. (the "Company"), entered into an Amended and Restated Severance and Change in Control Agreement with each of the Company's executive officers (the "Executive Officers").

Each of these Amended and Restated Severance and Change in Control Agreements (the "Restated Agreements") amends and restates in its entirety the existing severance and change in control agreement between the Company and each of the Executive Officers. The purpose of the amendment was to bring the Restated Agreements in compliance with the provisions of Section 409A of the Internal Revenue Code of 1986, as amended and the rules promulgated thereunder. Section 409A of the Internal Revenue Code was enacted to add certain requirements for continued tax favorable treatment of nonqualified deferred compensation arrangements.

The foregoing discussion is qualified in its entirety by the terms and provisions of the Restated Agreements which are all filed as exhibits to this Current Report on Form 8-K as set forth in Item 9.01 below, and are incorporated by reference in this Current Report on Form 8-K.

ITEM 9.01. Financial Statements and Exhibits.

(d)  Exhibits.

10(a) Form of Severance and Change-in-Control Agreement that the Company has entered into with Leland R. Speed, David H. Hoster II and N. Keith McKey.

10(b) Form of Severance and Change-in-Control Agreement that the Company has entered into with John F. Coleman, William D. Petsas, Brent W. Wood and C. Bruce Corkern.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2009

                                       EASTGROUP PROPERTIES, INC.


                                       By: /s/ N. KEITH MCKEY
                                          ------------------------
                                          N. Keith McKey
                                          Executive Vice President,
                                          Chief Financial Officer, Secretary and
                                          Treasurer



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